UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 19, 2007

Material Technologies, Inc. (Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation	33-23617 (Commission File Number)	95-4622822 (IRS Employer Identification No.)

11661 San Vicente Boulevard, Suite 707 Los Angeles, California (Address of principal executive offices)	90049 (Zip Code)

(310) 208-5589 Registrant's telephone number, including area code

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

ITEM 4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective September 11, 2007, KMJ Corbin and Company, LLP (“KMJ”) resigned as Material Technologies, Inc.’s (the “Company”) independent registered public accounting firm for the fiscal year ended December 31, 2007 as the result of a routine annual internal risk review performed by KMJ.

Effective September 11, 2007, the Company approved the engagement of Weinberg & Associates as KMJ’s replacement.

The Company's Board of Directors has accepted the resignation of KMJ and approved the decision to hire Weinberg & Associates as KMJ’s replacement.

KMJ was engaged by the Company on January 21, 2005.  For the last two fiscal years, KMJ’s reports on the financial statements of the Company did not contain an adverse opinion or a disclaimer of opinion, nor were the reports qualified or modified as to audit scope, or accounting principles, but they were modified as to uncertainty about the Company’s ability to continue as a going concern.  For the last two fiscal years and any subsequent interim period preceding the dismissal, there were no disagreements with KMJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of KMJ would have caused KMJ to make reference to the matter in their reports.

The Company has provided a copy of this disclosure to KMJ and requested KMJ to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether KMJ agrees with the statements made by the Company in this report, and, if not, stating the respects in which they do not agree.  A copy of KMJ’s response is included as an exhibit to this report.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

             (d)      Exhibits

16.1     Letter dated September 17, 2007 from KMJ regarding the statements made by the Company in this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 19, 2007                                                    MATERIAL TECHNOLOGIES, INC.,
                                                                                              a Delaware corporation

                                                                                              /s/ Robert M. Bernstein
                                                                                              By:  Robert M. Bernstein
                                                                                              Its:  Chief Executive Officer